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                                                                   Exhibit 10.69

                        CONFIDENTIAL TREATMENT REQUESTED
                        --------------------------------

THIS AMENDMENT, dated February 28, 2000 (this "Amendment"), to the MULTI PRODUCT TECHNOLOGY TRANSFER DEVELOPMENT AND LICENSE AGREEMENT, by and between SCHEIN PHARMACEUTICAL, INC., a Delaware corporation, having its principal place of business at 100 Campus Drive, Florham Park, New Jersey 07932 U.S.A. ("Schein") and AMARIN CORPORATION PLC (formerly known as ETHICAL HOLDINGS PLC) having its principal place of business at Gemini House, Bartholomew's Walk, Ely, Cambs CB7 4EA, United Kingdom ("Amarin").

                                R E C I T A L S:

A. Schein and Amarin are parties to that certain Multi Product Technology Transfer Development and License Agreement, dated August 30, 1994, as amended (the "Agreement"). Capitalized terms used herein which are not otherwise defined shall have the meanings ascribed to them in the Agreement.

B. Pursuant to Section 4 and Schedule 3 of the Agreement, Schein is obligated to select twelve (12) Designated Products from the Prospective Development Products and the parties are obligated to immediately commence work on the Designated Development Programme for such Designated Products.

C. Pursuant to the Agreement, Schein has designated Designated Products from the Prospective Development Products and the parties have commenced work on the Designated Development Programme for such Designated Products.

D. Schein and Amarin acknowledge that several of the Designated Development Programmes for several of the Designated Products have been unsuccessful or that Amarin will, following *.

E. The parties wish to amend the Agreement to provide, among other things (i) for the deletion of those Designated Products which the parties have previously determined are not suitable for development or that Amarin will no longer possess the rights for such development (ii) to confirm their intention to continue with the existing Designated Development Programmes for
* and *; and (iii) to provide for the future designation of additional Designated Products, in accordance with the terms and conditions set forth herein.

NOW, THEREFORE, the parties agree as follows:

1. DELETION OF DESIGNATED PRODUCTS AND PROSPECTIVE DEVELOPMENT PRODUCTS. The following products are hereby deleted from the Schedule 5 listing and other designations of Prospective Development Products and shall no longer be deemed to be Designated Products:

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*    Material omitted pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

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          *
          *
          *
          *
          *
          *

2. CONFIRMATION OF DESIGNATED DEVELOPMENT PROGRAMMES FOR * AND *. The parties confirm their intention to continue with the Designated Development Programmes for * and * in accordance with the Agreement; Amarin confirms, in connection with such Designated Development Programmes, to be responsible for payment of the cost of the pilot bio-studies only for such * and * products manufactured by or on behalf of Schein to be carried out in accordance with the appropriate regulatory guidelines in the relevant Territory as are in force at the time of this Amendment.

3. DESIGNATION OF ADDITIONAL DESIGNATED PRODUCTS. Notwithstanding anything contained in the Agreement to the contrary, the parties acknowledge and agree that Schein's obligation to designate additional Designated Products shall be limited to * products and that Schein shall designate and Amarin shall mutually agree to such products to be Designated Products within one hundred and eighty (180) days of the date of this Amendment. Amarin will expend a maximum of * on Pilot Biostudies per additional Designated Product; and that until such time Schein retains all rights under Section 5.4 of the Agreement to apply the balance of the Notional Sums to any alternative Designated Development Programme with respect to any additional Designated Products designated by Schein.

4. REAFFIRMATION OF SUPPLY AGREEMENT AND OTHER DOCUMENTS. Except as modified herein, all of the covenants, terms and conditions of the Agreement and all documents, instruments and agreements executed in conjunction therewith remain in full force and effect and are hereby ratified and reaffirmed in all respects. In the event of any conflict, inconsistency or incongruity between the terms and conditions of this Amendment and the covenants, terms and conditions of the Agreement or any documents, instruments or agreements executed in conjunction therewith, the terms and conditions of this Amendment shall govern and control.

5. COUNTERPARTS. This Amendment may be executed in two or more counterparts, each of which together shall constitute an original but which, when taken together, shall

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*    Material omitted pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

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constitute but one instrument and shall become effective when copies hereof, when taken together, bear the signatures of all required parties and persons.

     IN WITNESS WHEREOF, this Amendment is executed as of the day and year first above written.

                              AMARIN CORPORATION PLC

                              By: /s/ Richard A.B. Stewart
                                  -----------------------------------
                              Name: Richard A.B. Stewart
                              Title: President & CEO


                              SCHEIN PHARMACEUTICAL, INC.

                              By: /s/ Paul Kleutghen
                                  -----------------------------------
                              Name: Paul Kleutghen
                              Title: Senior Vice President, Strategic
                                     Development



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